Exhibit 99.2

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
4-YEAR SUMMARY OF RESULTS

(Dollars in millions, except per share amounts, or where otherwise noted)	2015(1)	2016(1)	2017(1)	2018(1)
Year ended December 31:
Total fee revenue	$8,351	$8,200	$9,001	$9,454
Net interest income	2,088	2,084	2,304	2,671
Gains (losses) related to investment securities, net	(6)	7	(39)	6
Total revenue	10,433	10,291	11,266	12,131
Provision for loan losses	12	10	2	15
Total expenses	8,050	8,077	8,269	9,015
Income before income tax expense	2,371	2,204	2,995	3,101
Income tax expense	398	67	839	508
Net income from non-controlling interest	—	1	—	—
Net income	1,973	2,138	2,156	2,593
Net income available to common shareholders	$1,841	$1,963	$1,972	$2,404
Per common share:
Diluted earnings per common share	$4.45	$4.96	$5.19	$6.39
Average diluted common shares outstanding (in thousands)	413,638	396,090	380,213	376,476
Cash dividends declared per common share	$1.32	$1.44	$1.60	$1.78
Closing price per share of common stock (at year end)	66.36	77.72	97.61	63.07
Average balance sheet:
Investment securities	$105,611	$100,738	$95,779	$88,070
Total assets	250,432	229,727	219,450	223,385
Total deposits	184,985	170,485	163,808	161,408
Ratios and other metrics:
Return on average common equity	9.7%	10.4%	10.5%	12.1%
Pre-tax margin	22.7	21.4	26.6	25.6
Pre-tax margin, excluding notable items(2)	26.6	26.2	28.7	28.8
Net interest margin, fully taxable-equivalent basis	1.03	1.13	1.29	1.47
Common equity tier 1 ratio(3)(4)	12.5	11.7	12.3	12.1
Tier 1 capital ratio(3)(4)	15.3	14.8	15.5	16.0
Total capital ratio(3)(4)	17.4	16.0	16.5	16.9
Tier 1 leverage ratio(3)(4)	6.9	6.5	7.3	7.2
Supplementary leverage ratio(3)(4)	6.2	5.9	6.5	6.3
Assets under custody and/or administration (in trillions)	$27.51	$28.77	$33.12	$31.62
Assets under management (in trillions)	2.25	2.47	2.78	2.51

(1) We revised previously-filed periods in the Form 8-K filed on May 2, 2019.
(2) Notable items include acquisition and restructuring costs, gains on sales, and other notable items. Refer to Reconciliations of pre-tax margin excluding notable items for details.
(3) The capital ratios presented are calculated in conformity with the applicable regulatory guidance in effect as of each period end. Effective January 1, 2018, the applicable final rules are in effect and the ratios are calculated based on fully phased-in CET1, tier 1, total capital and supplementary leverage numbers. We did not revise previously-filed reported capital metrics and ratios.

(4) Under the applicable bank regulatory rules, we are not required to and, accordingly, did not revise previously-filed reported capital metrics and ratios following the change in accounting for LIHTC.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED FINANCIAL HIGHLIGHTS

	Quarters							% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q18	2Q18	3Q18	4Q18	1Q19	2Q19	3Q19	3Q19 vs. 3Q18		3Q19 vs. 2Q19
Income statement
Fee revenue(1)	$2,415	$2,395	$2,318	$2,326	$2,260	$2,260	$2,259	(2.5)%		—%
Net interest income(1)	643	659	672	697	673	613	644	(4.2)		5.1
Gains (losses) related to investment securities, net	(2)	9	(1)	—	(1)	—	—	(100.0)		—
Total revenue	3,056	3,063	2,989	3,023	2,932	2,873	2,903	(2.9)		1.0
Provision for loan losses	—	2	5	8	4	1	2	(60.0)		100.0
Total expenses(2)	2,268	2,170	2,091	2,486	2,293	2,154	2,180	4.3		1.2
Income before income tax expense	788	891	893	529	635	718	721	(19.3)		0.4
Income tax expense	129	158	129	92	127	131	138	7.0		5.3
Net income	659	733	764	437	508	587	583	(23.7)		(0.7)
Net income available to common shareholders	$603	$697	$708	$396	$452	$537	$528	(25.4)		(1.7)
Per common share:
Diluted earnings per common share	$1.62	$1.88	$1.87	$1.03	$1.18	$1.42	$1.42	(24.1)		—
Average diluted common shares outstanding (in thousands)	372,619	370,410	379,383	383,651	381,703	377,577	370,595	(2.3)		(1.8)
Cash dividends declared per common share	$.42	$.42	$.47	$.47	$.47	$.47	$.52	10.6		10.6
Closing price per share of common stock (as of quarter end)	99.73	93.09	83.78	63.07	65.81	56.06	59.19	(29.4)		5.6
Average for the quarter:
Investment securities	$95,362	$86,360	$85,623	$85,074	$88,273	$89,930	$93,588	9.3		4.1
Total assets	226,870	224,089	221,313	221,350	219,560	221,514	223,273	0.9		0.8
Total deposits	165,010	162,795	159,578	158,345	155,343	156,570	157,226	(1.5)		0.4
Securities on loan (dollars in billions):
Average securities on loan	$397	$406	$386	$362	$368	$389	$388	0.5		(0.3)
End-of-period securities on loan	405	404	386	351	398	396	397	2.8		0.3
Ratios and other metrics:
Return on average common equity	12.8%	14.7%	14.0%	7.5%	8.7%	10.1%	9.7%	(430)	bps	(40)	bps
Pre-tax margin	25.8	29.1	29.9	17.5	21.7	25.0	24.8	(510)		(20)
Pre-tax margin, excluding notable items(3)	25.8	31.6	29.9	28.2	22.4	25.4	26.4	(350)		100
Net interest margin, fully taxable-equivalent basis	1.40	1.46	1.48	1.55	1.54	1.38	1.42	(6)		4
Common equity tier 1 ratio(4)	12.1	12.4	14.1	12.1	12.1	12.3	12.2	(190)		(10)
Tier 1 capital ratio(4)	15.4	15.7	17.9	16.0	15.9	15.9	15.9	(200)		—
Total capital ratio(4)	16.4	16.4	18.7	16.9	16.7	16.6	16.5	(220)		(10)
Tier 1 leverage ratio(4)	6.9	7.1	8.1	7.2	7.4	7.6	7.4	(70)		(20)
Supplementary leverage ratio(4)	6.0	6.2	7.1	6.3	6.6	6.7	6.6	(50)		(10)
Assets under custody and/or administration (in billions)	$33,284	$33,867	$33,996	$31,620	$32,643	$32,754	$32,899	(3.2)%		0.4%
Assets under management (in billions)	2,729	2,723	2,810	2,511	2,805	2,918	2,953	5.1		1.2

(1) Approximately $15 million of swap costs in 1Q18 were reclassified from processing fees and other revenue within fee revenue to net interest income to conform to current presentation.
(2) 2Q18 includes repositioning charges of approximately $77 million, including approximately $61 million within compensation and employee benefits expense and $16 million within occupancy expense. 4Q18 expenses include repositioning charges of approximately $247 million, including approximately $198 million within compensation and employee benefits expense, $25 million within occupancy expense and $24 million of business exit costs.

3) Notable items include acquisition and restructuring costs, gains on sales and other notable items. Refer to Reconciliations of non-GAAP Financial Information pages for details.
(4) The capital ratios presented are calculated in conformity with the applicable regulatory guidance in effect as of each period end. Effective January 1, 2018, the applicable final rules are in effect and the ratios are calculated based on fully phased-in CET1, tier 1, total capital and supplementary leverage numbers. We did not revise previously-filed reported capital metrics and ratios.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED RESULTS OF OPERATIONS

	Quarters							% Change		Year-to-Date		% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q18	2Q18	3Q18	4Q18	1Q19	2Q19	3Q19	3Q19 vs. 3Q18	3Q19 vs. 2Q19	2018	2019	YTD 2019 vs. YTD 2018
Fee revenue:
Servicing fees	$1,421	$1,381	$1,333	$1,286	$1,251	$1,252	$1,272	(4.6)%	1.6%	$4,135	$3,775	(8.7)%
Management fees	472	465	474	440	420	441	445	(6.1)	0.9	1,411	1,306	(7.4)
Foreign exchange trading services	304	315	288	294	280	273	284	(1.4)	4.0	907	837	(7.7)
Securities finance	141	154	128	120	118	126	116	(9.4)	(7.9)	423	360	(14.9)
Processing fees and other	77	80	95	186	191	168	142	49.5	(15.5)	252	501	98.8
Total fee revenue(1)	2,415	2,395	2,318	2,326	2,260	2,260	2,259	(2.5)	—	7,128	6,779	(4.9)
Net interest income:
Interest income	857	907	916	982	1,027	1,007	1,001	9.3	(0.6)	2,680	3,035	13.2
Interest expense(1)	214	248	244	285	354	394	357	46.3	(9.4)	706	1,105	56.5
Net interest income(1)	643	659	672	697	673	613	644	(4.2)	5.1	1,974	1,930	(2.2)
Gains (losses) related to investment securities, net	(2)	9	(1)	—	(1)	—	—	(100.0)	—	6	(1)	(116.7)
Total revenue	3,056	3,063	2,989	3,023	2,932	2,873	2,903	(2.9)	1.0	9,108	8,708	(4.4)
Provision for loan losses	—	2	5	8	4	1	2	(60.0)	100.0	7	7	—
Expenses:
Compensation and employee benefits	1,249	1,125	1,103	1,303	1,229	1,084	1,083	(1.8)	(0.1)	3,477	3,396	(2.3)
Information systems and communications	315	321	332	356	362	365	376	13.3	3.0	968	1,103	13.9
Transaction processing services	254	257	248	226	242	245	254	2.4	3.7	759	741	(2.4)
Occupancy	120	124	110	146	116	115	113	2.7	(1.7)	354	344	(2.8)
Acquisition and restructuring costs	—	—	—	24	9	12	27	100.0	125.0	—	48	100.0
Amortization of other intangible assets	50	48	47	81	60	59	59	25.5	—	145	178	22.8
Other	280	295	251	350	275	274	268	6.8	(2.2)	826	817	(1.1)
Total expenses	2,268	2,170	2,091	2,486	2,293	2,154	2,180	4.3	1.2	6,529	6,627	1.5
Income before income tax expense	788	891	893	529	635	718	721	(19.3)	0.4	2,572	2,074	(19.4)
Income tax expense	129	158	129	92	127	131	138	7.0	5.3	416	396	(4.8)
Net income	$659	$733	$764	$437	$508	$587	$583	(23.7)	(0.7)	$2,156	$1,678	(22.2)

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED RESULTS OF OPERATIONS (Continued)

	Quarters							% Change				Year-to-Date		% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q18	2Q18	3Q18	4Q18	1Q19	2Q19	3Q19	3Q19 vs. 3Q18		3Q19 vs. 2Q19		2018	2019	YTD 2019 vs. YTD 2018
Adjustments to net income:
Dividends on preferred stock	$(55)	$(36)	$(55)	$(41)	$(55)	$(50)	$(55)	—%		10.0%		$(146)	$(160)	9.6%
Earnings allocated to participating securities	(1)	—	(1)	—	(1)	—	—	(100.0)		—		(2)	(1)	(50.0)
Net income available to common shareholders	$603	$697	$708	$396	$452	$537	$528	(25.4)		(1.7)		$2,008	$1,517	(24.5)
Per common share:
Basic earnings	$1.64	$1.91	$1.89	$1.04	$1.20	$1.44	$1.44	(23.8)		—		$5.44	$4.07	(25.2)
Diluted earnings	1.62	1.88	1.87	1.03	1.18	1.42	1.42	(24.1)		—		5.37	4.03	(25.0)
Average common shares outstanding (in thousands):
Basic	367,439	365,619	374,963	379,741	377,915	373,773	366,732	(2.2)		(1.9)		369,368	372,766	0.9
Diluted	372,619	370,410	379,383	383,651	381,703	377,577	370,595	(2.3)		(1.8)		374,064	376,361	0.6
Cash dividends declared per common share	$.42	$.42	$.47	$.47	$.47	$.47	$.52	10.6		10.6		$1.31	$1.46	11.5
Closing price per share of common stock (as of quarter end)	99.73	93.09	83.78	63.07	65.81	56.06	59.19	(29.4)		5.6		83.78	59.19	(29.4)
Financial ratios:
Effective tax rate	16.4%	17.7%	14.5%	17.4%	20.1%	18.1%	19.2%	470	bps	110	bps	16.2%	19.1%	290	bps
Return on average common equity	12.8	14.7	14.0	7.5	8.7	10.1	9.7	(430)		(40)		13.8	9.5	(430)
Return on tangible common equity(2)	20.1	21.1	19.4	20.6	15.0	15.8	16.3	(310)		50		19.4	16.3	(310)
Pre-tax margin	25.8	29.1	29.9	17.5	21.7	25.0	24.8	(510)		(20)		28.2	23.8	(440)
Pre-tax margin, excluding notable items(3)	25.8	31.6	29.9	28.2	22.4	25.4	26.4	(350)		100		29.1	24.7	(440)

(1) Approximately $15 million of swap costs in 1Q18 were reclassified from processing fees and other revenue within fee revenue to net interest income to conform to current presentation.
(2) Return on tangible common equity is calculated by dividing year-to-date annualized net income available to common shareholders (GAAP-basis) by tangible common equity.
(3) Notable items include acquisition and restructuring costs and other notable items. Refer to Reconciliations of non-GAAP Financial Information pages for details.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED STATEMENT OF CONDITION
	As Of								% Change
(Dollars in millions, except per share amounts)	March 31, 2018(1)	June 30, 2018(1)	September 30, 2018(1)	December 31, 2018(1)	March 31, 2019(1)	June 30, 2019(1)	September 30, 2019		3Q19 vs. 3Q18	3Q19 vs. 2Q19
Assets:
Cash and due from banks	$2,087	$3,254	$4,279	$3,212	$4,000	$3,110	$3,598		(15.9)%	15.7%
Interest-bearing deposits with banks	79,418	76,366	63,618	73,040	53,864	62,534	62,324		(2.0)	(0.3)
Securities purchased under resale agreements	5,136	3,583	4,195	4,679	1,522	1,732	3,041		(27.5)	75.6
Trading account assets	1,178	1,160	1,001	860	856	894	839		(16.2)	(6.2)
Investment securities:
Investment securities available-for-sale	44,304	47,348	46,102	45,148	49,002	53,242	54,757		18.8	2.8
Investment securities held-to-maturity(2)	41,158	39,594	40,567	41,914	41,145	39,236	39,119		(3.6)	(0.3)
Total investment securities	85,462	86,942	86,669	87,062	90,147	92,478	93,876		8.3	1.5
Loans and leases, net(3)	29,528	24,069	23,312	25,722	23,311	25,349	26,938		15.6	6.3
Premises and equipment, net(4)	2,194	2,189	2,193	2,214	2,230	2,244	2,306		5.2	2.8
Accrued interest and fees receivable	3,183	3,086	3,196	3,203	3,277	3,202	3,258		1.9	1.7
Goodwill	6,068	5,973	6,016	7,446	7,549	7,565	7,500		24.7	(0.9)
Other intangible assets	1,578	1,500	1,461	2,369	2,208	2,155	2,077		42.2	(3.6)
Other assets	34,421	40,154	38,162	34,789	39,368	40,277	38,849		1.8	(3.5)
Total assets	$250,253	$248,276	$234,102	$244,596	$228,332	$241,540	$244,606		4.5	1.3
Liabilities:
Deposits:
Non-interest-bearing	$57,025	$52,316	$41,893	$44,804	$35,295	$34,278	$33,719		(19.5)	(1.6)
Interest-bearing -- U.S.	55,094	57,407	63,661	66,235	62,988	68,964	72,260		13.5	4.8
Interest-bearing -- Non-U.S.	79,398	76,940	62,644	69,321	64,188	67,352	64,907		3.6	(3.6)
Total deposits(5)	191,517	186,663	168,198	180,360	162,471	170,594	170,886		1.6	0.2
Securities sold under repurchase agreements	2,020	3,088	1,690	1,082	1,420	1,829	1,330		(21.3)	(27.3)
Other short-term borrowings	1,066	1,103	1,009	3,092	947	4,939	7,073		601.0	43.2
Accrued expenses and other liabilities	22,356	24,514	28,368	24,232	27,274	27,350	28,653		1.0	4.8
Long-term debt	10,944	10,387	10,335	11,093	11,182	11,374	11,455		10.8	0.7
Total liabilities	227,903	225,755	209,600	219,859	203,294	216,086	219,397		4.7	1.5
Shareholders' equity:
Preferred stock, no par, 3,500,000 shares authorized:
Series C, 5,000 shares issued and outstanding	491	491	491	491	491	491	491		—	—
Series D, 7,500 shares issued and outstanding	742	742	742	742	742	742	742		—	—
Series E, 7,500 shares issued and outstanding	728	728	728	728	728	728	728		—	—
Series F, 7,500 shares issued and outstanding	742	742	742	742	742	742	742		—	—
Series G, 5,000 shares issued and outstanding	493	493	493	493	493	493	493		—	—
Series H, 5,000 shares issued and outstanding	—	—	494	494	494	494	494		—	—
Common stock, $1 par, 750,000,000 shares authorized(6)(7)	504	504	504	504	504	504	504		—	—
Surplus	9,796	9,820	10,418	10,061	10,082	10,109	10,117		(2.9)	0.1
Retained earnings	19,262	19,806	20,336	20,553	20,911	21,274	21,612		6.3	1.6
Accumulated other comprehensive income (loss)	(1,074)	(1,488)	(1,711)	(1,356)	(1,180)	(874)	(985)		(42.4)	12.7
Treasury stock, at cost(8)	(9,334)	(9,317)	(8,735)	(8,715)	(8,969)	(9,249)	(9,729)		11.4	5.2
Total shareholders' equity	22,350	22,521	24,502	24,737	25,038	25,454	25,209		2.9	(1.0)
Total liabilities and equity	$250,253	$248,276	$234,102	$244,596	$228,332	$241,540	$244,606		4.5	1.3

(1) Certain previously reported amounts presented in this earnings release addendum have been reclassified to conform to current-period presentation.
	1Q18	2Q18	3Q18	4Q18	1Q19	2Q19	3Q19
(2) Fair value of investment securities held-to-maturity	$40,483	$38,805	$39,591	$41,351	$40,971	$39,473	$39,535
(3) Allowance for loan losses	54	55	60	67	70	72	71
(4) Accumulated depreciation for premises and equipment	4,005	3,999	4,110	4,152	3,937	4,091	4,235
(5) Average total deposits	165,010	162,795	159,578	158,345	155,343	156,570	157,226
(6) Common stock shares issued	503,879,642	503,879,642	503,879,642	503,879,642	503,879,642	503,879,642	503,879,642
(7) Total common shares outstanding	365,407,197	365,827,604	379,489,507	379,946,724	376,720,715	372,572,622	363,623,285	363,623,285
(8) Treasury stock shares	138,472,445	138,052,038	124,390,135	123,932,918	127,158,927	131,307,020	140,256,357

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
AVERAGE STATEMENT OF CONDITION - RATES EARNED AND PAID - FULLY TAXABLE-EQUIVALENT BASIS(1)
The following table presents average rates earned and paid, on a fully taxable-equivalent basis, on consolidated average interest-earning assets and average interest-bearing liabilities for the quarters indicated. Tax-equivalent adjustments were calculated using a federal income tax rate of 21%, adjusted for applicable state income taxes, net of related federal benefit.

	Quarters														% Change
	1Q18		2Q18		3Q18		4Q18		1Q19		2Q19		3Q19		3Q19 vs. 3Q18	3Q19 vs. 2Q19
(Dollars in millions; fully-taxable equivalent basis)	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average balance
Assets:
Interest-bearing deposits with banks	$51,492	0.64%	$55,180	0.66%	$56,513	0.67%	$54,073	0.88%	$48,856	0.99%	$48,074	0.91%	$45,791	0.85%	(19.0)%	(4.7)%
Securities purchased under resale agreements(2)	2,872	10.89	2,474	13.20	2,932	11.77	3,320	10.69	2,775	14.33	1,975	18.30	3,149	12.75	7.4	59.4
Trading account assets	1,138	—	1,139	—	1,019	—	912	—	866	—	892	—	880	—	(13.6)	(1.3)
Investment securities:
U.S. Treasury and federal agencies:
Direct obligations	17,183	1.67	16,627	1.69	15,834	1.71	15,284	1.75	15,427	1.79	13,960	1.83	13,614	1.83	(14.0)	(2.5)
Mortgage-and asset-backed securities	28,307	2.59	31,064	2.70	32,962	2.82	36,462	3.03	39,216	3.06	41,905	2.83	44,357	2.71	34.6	5.9
State and political subdivisions	8,622	3.23	6,739	3.48	4,107	3.68	2,537	3.63	1,914	3.43	1,909	3.34	1,839	3.27	(55.2)	(3.7)
Other investments:
Asset-backed securities	19,543	1.78	12,471	2.24	11,259	2.30	10,144	2.48	9,078	2.47	9,335	2.54	9,913	2.39	(12.0)	6.2
Collateralized mortgage-backed securities and obligations	2,088	2.07	1,492	2.95	1,415	3.05	1,212	3.35	980	3.78	918	3.69	871	3.31	(38.4)	(5.1)
Other debt investments and equity securities	19,619	1.25	17,967	1.31	20,046	1.20	19,435	1.08	21,658	1.04	21,903	1.05	22,994	1.04	14.7	5.0
Total investment securities	95,362	2.03	86,360	2.21	85,623	2.21	85,074	2.31	88,273	2.30	89,930	2.23	93,588	2.16	9.3	4.1
Loans and leases	23,959	2.68	23,622	2.93	22,511	3.11	24,207	3.12	23,056	3.49	23,824	3.33	23,926	3.24	6.3	0.4
Other interest-earning assets	17,733	1.78	17,397	2.36	14,702	2.59	13,088	2.90	15,286	2.89	15,104	3.02	13,990	3.02	(4.8)	(7.4)
Total interest-earning assets	192,556	1.85	186,172	1.99	183,300	2.01	180,674	2.17	179,112	2.34	179,799	2.26	181,324	2.20	(1.1)	0.8
Cash and due from banks	3,081		3,978		3,067		2,591		3,078		4,011		3,114		1.5	(22.4)
Other assets	31,233		33,939		34,946		38,085		37,370		37,704		38,835		11.1	3.0
Total assets	$226,870		$224,089		$221,313		$221,350		$219,560		$221,514		$223,273		0.9	0.8
Liabilities:
Interest-bearing deposits:
U.S.	$48,638	0.28%	$50,276	0.37%	$57,558	0.51%	$63,153	0.64%	$64,531	0.83%	$66,502	0.91%	$67,170	0.83%	16.7	1.0
Non-U.S.(3)	78,582	0.15	76,307	0.23	67,741	0.06	60,097	0.16	59,775	0.26	61,303	0.39	61,355	0.21	(9.4)	0.1
Total interest-bearing deposits(3)	127,220	0.20	126,583	0.28	125,299	0.27	123,250	0.41	124,306	0.56	127,805	0.66	128,525	0.53	2.6	0.6
Securities sold under repurchase agreements	2,617	0.16	2,641	0.92	1,835	0.79	1,117	0.67	1,773	2.66	1,488	2.19	1,998	1.45	8.9	34.3
Other short-term borrowings	1,255	1.09	1,320	1.25	1,249	1.38	1,485	1.38	1,157	1.34	2,041	1.22	1,788	1.68	43.2	(12.4)
Long-term debt	11,412	3.37	10,649	3.66	10,375	3.84	10,323	3.72	10,955	3.89	11,228	3.78	11,415	3.48	10.0	1.7
Other interest-bearing liabilities	5,260	3.87	4,994	4.17	5,306	3.88	4,271	5.05	4,642	5.31	3,979	6.47	3,691	7.62	(30.4)	(7.2)
Total interest-bearing liabilities	147,764	0.59	146,187	0.68	144,064	0.67	140,446	0.80	142,833	1.00	146,541	1.08	147,417	0.96	2.3	0.6
Non-interest bearing deposits	37,790		36,212		34,279		35,095		31,037		28,765		28,701		(16.3)	(0.2)
Other liabilities	18,942		19,454		19,585		21,208		20,921		21,188		21,935		12.0	3.5
Preferred shareholders' equity	3,197		3,197		3,218		3,690		3,690		3,690		3,690		14.7	—
Common shareholders' equity	19,177		19,039		20,167		20,911		21,079		21,330		21,530		6.8	0.9
Total liabilities and shareholders' equity	$226,870		$224,089		$221,313		$221,350		$219,560		$221,514		$223,273		0.9	0.8
Excess of rate earned over rate paid		1.26%		1.31%		1.34%		1.37%		1.34%		1.18%		1.24%
Net interest margin		1.40%		1.46%		1.48%		1.55%		1.54%		1.38%		1.42%
Net interest income, fully taxable-equivalent basis		$664		$677		$684		$703		$678		$618		$648
Tax-equivalent adjustment		(21)		(18)		(12)		(6)		(5)		(5)		(4)
Net interest income, GAAP-basis(3)		$643		$659		$672		$697		$673		$613		$644

(1) Average rates earned and paid on interest-earning assets and interest-bearing liabilities include the impact of hedge activities associated with our asset and liability management activities where applicable.

(2) Reflects the impact of balance sheet netting under enforceable netting agreements of approximately $32 billion, $31 billion, $35 billion and $45 billion in the first, second, third and fourth quarters of 2018, respectively, and approximately $59 billion, $75 billion and $118 billion in the first, second and third quarters of 2019. Excluding the impact of netting, the average interest rates would be approximately 0.89%, 0.98%, 0.91% and 0.74% for the first, second, third and fourth quarters of 2018, respectively, and approximately 0.64%, 0.47% and 0.33% in the first, second and third quarters of 2019.

(3) Average rates includes the impact of FX swap expense of approximately $34 million, $42 million, $6 million and $24 million for the first, second, third and fourth quarters of 2018, respectively, and approximately $39 million, $59 million and $37 million in the first, second and third quarters of 2019. The first quarter of 2018 includes approximately $15 million of swap costs that were reclassified from processing fees and other revenue within fee revenue to net interest income to conform to current presentation. Average rates for total interest-bearing deposits excluding the impact of FX swap expense were 0.09%, 0.15%, 0.25% and 0.33% for the first, second, third and fourth quarters of 2018, respectively, and approximately 0.43%, 0.47% and 0.42% for the first, second and third quarters of 2019.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
AVERAGE STATEMENT OF CONDITION - RATES EARNED AND PAID - FULLY TAXABLE-EQUIVALENT BASIS - YEAR TO DATE(1)
The following table presents consolidated average interest-earning assets, average interest-bearing liabilities and related average rates earned and paid, respectively, for the years indicated, on a fully taxable-equivalent basis, which is a non-GAAP measure. Tax-equivalent adjustments were calculated using a federal income tax rate of 21% for periods ending in 2018 and 2019, respectively, adjusted for applicable state income taxes, net of related federal benefit.

	Year-to-Date
	2018		2019		% Change
(Dollars in millions; fully-taxable equivalent basis)	Average balance	Average rates	Average balance	Average rates	2019 vs. 2018
Assets:
Interest-bearing deposits with banks	$54,414	0.66%	$47,562	0.92%	(12.6)%
Securities purchased under resale agreements(2)	2,759	11.90	2,634	14.69	(4.5)
Trading account assets	1,098	—	880	—	(19.9)
Investment securities:
U.S. Treasury and federal agencies:
Direct obligations	16,543	1.69	14,327	1.82	(13.4)
Mortgage-and asset-backed securities	30,795	2.71	41,845	2.86	35.9
State and political subdivisions	6,473	3.42	1,887	3.35	(70.8)
Other investments:
Asset-backed securities	14,394	2.05	9,445	2.46	(34.4)
Collateralized mortgage-backed securities and obligations	1,663	2.61	923	3.61	(44.5)
Other debt investments and equity securities	19,212	1.25	22,190	1.04	15.5
Total investment securities	89,080	2.15	90,617	2.23	1.7
Loans and leases	23,359	2.90	23,605	3.35	1.1
Other interest-earning assets	16,599	2.22	14,790	2.98	(10.9)
Total interest-earning assets	187,309	1.95	180,088	2.26	(3.9)
Cash and due from banks	3,375		3,401		0.8
Other assets	33,386		37,975		13.7
Total assets	$224,070		$221,464		(1.2)
Liabilities:
Interest-bearing deposits:
U.S.	$52,190	0.39	$66,077	0.86	26.6
Non-U.S.(3)	74,170	0.15	60,817	0.29	(18.0)
Total interest-bearing deposits(3)	126,360	0.25	126,894	0.58	0.4
Securities sold under repurchase agreements	2,361	0.61	1,754	2.06	(25.7)
Other short-term borrowings	1,274	1.24	1,664	1.41	30.6
Long-term debt	10,808	3.62	11,201	3.71	3.6
Other interest-bearing liabilities	5,187	3.97	4,101	6.39	(20.9)
Total interest-bearing liabilities	145,990	0.65	145,614	1.01	(0.3)
Non-interest bearing deposits	36,081		29,493		(18.3)
Other liabilities	19,330		21,353		10.5
Preferred shareholders' equity	3,204		3,690		15.2
Common shareholders' equity	19,465		21,314		9.5
Total liabilities and shareholders' equity	$224,070		$221,464		(1.2)
Excess of rate earned over rate paid		1.30%		1.25%
Net interest margin		1.45%		1.44%
Net interest income, fully taxable-equivalent basis		$2,024		$1,944
Tax-equivalent adjustment		(50)		(14)
Net interest income, GAAP-basis		$1,974		$1,930

(1) Average rates earned and paid on interest-earning assets and interest-bearing liabilities include the impact of hedge activities associated with our asset and liability management activities where applicable.

(2) Reflects the impact of balance sheet netting under enforceable netting agreements of approximately $32 billion and $84 billion as of September 30, 2018 and 2019, respectively. Excluding the impact of netting, the average interest rates would be approximately 0.93% and 0.45% for the nine months ended September 30, 2018 and 2019, respectively.

(3) Average rates include the impact of FX swap expense of approximately $82 million and $135 million for the nine months ended September 30, 2018 and 2019, respectively. Average rates for total interest-bearing deposits excluding the impact of FX swap expense were 0.16% and 0.44% for the nine months ended September 30, 2018 and 2019, respectively.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
ASSETS UNDER CUSTODY AND/OR ADMINISTRATION

	Quarters							% Change
(Dollars in billions)	1Q18	2Q18	3Q18	4Q18	1Q19	2Q19	3Q19	3Q19 vs. 3Q18	3Q19 vs. 2Q19
Assets Under Custody and/or Administration
By Product Classification:
Mutual funds	$7,503	$8,548	$8,717	$7,912	$8,586	$8,645	$8,687	(0.3)%	0.5%
Collective funds, including ETFs	9,908	9,615	9,646	8,999	9,436	9,272	9,224	(4.4)	(0.5)
Pension products	6,802	6,808	6,807	6,489	6,513	6,542	6,817	0.1	4.2
Insurance and other products	9,071	8,896	8,826	8,220	8,108	8,295	8,171	(7.4)	(1.5)
Total Assets Under Custody and/or Administration	$33,284	$33,867	$33,996	$31,620	$32,643	$32,754	$32,899	(3.2)	0.4
By Financial Instrument(1):
Equities	$19,198	$19,475	$20,070	$18,041	$18,924	$18,504	$18,243	(9.1)	(1.4)
Fixed-income	10,186	10,189	10,018	9,758	9,831	10,089	10,413	3.9	3.2
Short-term and other investments	3,900	4,203	3,908	3,821	3,888	4,161	4,243	8.6	2.0
Total Assets Under Custody and/or Administration	$33,284	$33,867	$33,996	$31,620	$32,643	$32,754	$32,899	(3.2)	0.4
By Geographic Location(2):
Americas	$24,336	$24,989	$25,157	$23,203	$23,979	$23,989	$23,888	(5.0)	(0.4)
Europe/Middle East/Africa	7,211	7,134	7,094	6,699	6,875	6,937	7,091	—	2.2
Asia/Pacific	1,737	1,744	1,745	1,718	1,789	1,828	1,920	10.0	5.0
Total Assets Under Custody and/or Administration	$33,284	$33,867	$33,996	$31,620	$32,643	$32,754	$32,899	(3.2)	0.4
Assets Under Custody(3)
By Product Classification:
Mutual funds	$6,894	$7,950	$8,086	$7,344	$7,966	$8,012	$8,060	(0.3)	0.6
Collective funds, including ETFs	8,189	7,602	7,455	6,936	7,445	7,614	7,668	2.9	0.7
Pension products	5,682	5,703	5,627	5,237	5,307	5,236	5,457	(3.0)	4.2
Insurance and other products	4,281	4,160	4,132	3,731	3,851	3,909	3,893	(5.8)	(0.4)
Total Assets Under Custody	$25,046	$25,415	$25,300	$23,248	$24,569	$24,771	$25,078	(0.9)	1.2
By Geographic Location(2):
Americas	$19,131	$19,545	$19,433	$17,652	$18,784	$18,911	$19,048	(2.0)	0.7
Europe/Middle East/Africa	4,617	4,557	4,561	4,309	4,462	4,515	4,615	1.2	2.2
Asia/Pacific	1,298	1,313	1,306	1,287	1,323	1,345	1,415	8.3	5.2
Total Assets Under Custody	$25,046	$25,415	$25,300	$23,248	$24,569	$24,771	$25,078	(0.9)	1.2

(1) Certain previously reported amounts have been reclassified to conform to current period presentation.
(2) Geographic mix is generally based on the domicile of the entity servicing the funds and is not necessarily representative of the underlying asset mix.
(3) Assets under custody are a component of assets under custody and/or administration presented above.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
ASSETS UNDER MANAGEMENT

	Quarters							% Change
(Dollars in billions)	1Q18	2Q18	3Q18	4Q18	1Q19	2Q19	3Q19	3Q19 vs. 3Q18	3Q19 vs. 2Q19
Assets Under Management
By Asset Class and Investment Approach:
Equity:
Active	$94	$92	$96	$80	$85	$86	$84	(12.5)%	(2.3)%
Passive(1)	1,576	1,575	1,693	1,464	1,696	1,755	1,747	3.2	(0.5)
Total Equity	1,670	1,667	1,789	1,544	1,781	1,841	1,831	2.3	(0.5)
Fixed-Income:
Active	79	79	80	81	88	93	92	15.0	(1.1)
Passive	354	358	343	341	341	357	367	7.0	2.8
Total Fixed-Income	433	437	423	422	429	450	459	8.5	2.0
Cash(2)	336	333	317	287	314	319	336	6.0	5.3
Multi-Asset-Class Solutions:
Active	18	18	20	19	22	23	23	15.0	—
Passive	128	126	125	113	125	132	134	7.2	1.5
Total Multi-Asset-Class Solutions	146	144	145	132	147	155	157	8.3	1.3
Alternative Investments(3):
Active	23	22	22	21	21	21	22	—	4.8
Passive(1)	121	120	114	105	113	132	148	29.8	12.1
Total Alternative Investments	144	142	136	126	134	153	170	25.0	11.1
Total Assets Under Management	$2,729	$2,723	$2,810	$2,511	$2,805	$2,918	$2,953	5.1	1.2
By Geographic Location:
North America	$1,885	$1,897	$1,956	$1,731	$1,899	$1,965	$1,999	2.2	1.7
Europe/Middle East/Africa	511	495	476	421	447	471	476	—	1.1
Asia/Pacific	333	331	378	359	459	482	478	26.5	(0.8)
Total Assets Under Management	$2,729	$2,723	$2,810	$2,511	$2,805	$2,918	$2,953	5.1	1.2

(1) 2Q19 has been revised to reflect a reclassification of $14 billion in assets from Passive equity to Passive alternative assets.
(2) Includes both floating- and constant-net-asset-value portfolios held in commingled structures or separate accounts.
(3) Includes real estate investment trusts, currency and commodities, including SPDR® Gold Shares ETF and SPDR® Long Dollar Gold Trust ETF. We are not the investment manager for the SPDR® Gold Shares ETF and SPDR® Long Dollar Gold Trust ETF, but act as the marketing agent.

Exchange-Traded Funds(1)
By Asset Class:
Alternative Investments	$48	$46	$40	$43	$45	$48	$56	40.0%	16.7%
Cash	3	3	4	9	8	9	9	125.0	—
Equity	513	524	566	482	535	548	553	(2.3)	0.9
Fixed-Income	65	66	69	66	73	77	80	15.9	3.9
Total Exchange-Traded Funds	$629	$639	$679	$600	$661	$682	$698	2.8	2.3

(1) Exchange-traded funds are a component of assets under management presented above.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
INDUSTRY FLOW DATA BY ASSET CLASS

(Dollars in billions)	Quarters
	1Q18	2Q18	3Q18	4Q18	1Q19	2Q19	3Q19
North America - ICI Market Data(1)(2)
Long Term Funds(3)	$38.0	$(28.3)	$(50.4)	$(308.8)	$41.7	$(39.7)	$(52.2)
Money Market	(52.2)	(51.7)	35.8	187.9	54.0	137.0	224.5
ETF	62.8	55.8	87.2	105.0	45.8	65.4	90.6
Total ICI Flows	$48.6	$(24.2)	$72.6	$(15.9)	$141.5	$162.7	$262.9

Europe - Broadridge Market Data(1)(4)(5)
Long Term Funds(3)	$160.5	$(24.9)	$(16.2)	$(171.4)	$5.7	$27.5	$53.6
Money Market	(10.3)	(17.8)	(21.9)	62.4	(9.0)	1.6	78.1
Total Broadridge Flows	$150.2	$(42.7)	$(38.1)	$(109.0)	$(3.3)	$29.1	$131.7

(1) Industry data is provided for illustrative purposes only and is not intended to reflect the Company's or its clients' activity.
(2) Source: Investment Company Institute.
Investment Company Institute (ICI) data includes selected funds not registered under the Investment Company Act of 1940. Mutual fund data represents estimates of net new cash flow, which is new sales minus redemptions combined with net exchanges, while exchange-traded fund (ETF) data represents net issuance, which is gross issuance less gross redemptions. Data for mutual funds that invest primarily in other mutual funds and ETFs that invest primarily in other ETFs were excluded from the series. ICI classifies mutual funds and ETFs based on language in the fund prospectus.

(3) The long-term fund flows reported by ICI are composed of North America Market flows mainly in Equities, Hybrids and Fixed-Income Asset Classes. The long-term fund flows reported by Broadridge are composed of the European, Middle-Eastern, and African market flows mainly in Equities, Fixed-Income and Multi Asset Classes.

(4) Source: © Copyright 2019, Broadridge Financial Solutions, Inc.
Funds of funds have been excluded from Broadridge data (to avoid double counting). Therefore, a market total is the sum of all the investment categories excluding the three funds of funds categories, as categorized by Broadridge (in-house, ex-house and hedge). ETFs are included in Broadridge’s database on mutual funds, but this excludes exchange-traded commodity products that are not mutual funds.

(5) 3Q19 data is on a rolling 3 month basis and includes June through August 2019 for EMEA (Copyright 2019 Broadridge Financial Solutions, Inc.).

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
INVESTMENT PORTFOLIO HOLDINGS BY ASSET CLASS

	Ratings
(Dollars in billions, or where otherwise noted)	UST/AGY	AAA	AA	A	BBB	<BBB	NR	Book Value(1)	Book Value (% Total)	Net Unrealized After-tax MTM Gain/(Loss) (In millions)(2)	Fixed Rate/ Floating Rate(3)
Government & agency securities	44%	18%	22%	9%	6%	—%	1%	$31.3	33.5%	$217	100% / 0%
Asset-backed securities	—	65	31	1	2	1	—	10.1	10.8	44	0% / 100%
Student loans	—	33	62	1	3	1	—	4.3	42.5	(6)
Credit cards	—	100	—	—	—	—	—	0.3	3.0	—
Auto & equipment	—	79	21	—	—	—	—	0.9	8.9	1
Non-U.S. residential mortgage backed securities	—	83	9	4	1	3	—	2.4	23.8	50
Collateralized loan obligation	—	100	—	—	—	—	—	2.2	21.8	(1)
Other	—	—	97	3	—	—	—	—	—	—
Mortgage-backed securities	100	—	—	—	—	—	—	40.2	43.1	404	99% / 1%
Agency MBS	100	—	—	—	—	—	—	40.1	99.8	383
Non-agency MBS	—	4	6	9	14	51	16	0.1	0.2	21
CMBS	85	15	—	—	—	—	—	4.7	5.1	12	33% / 67%
Corporate bonds	—	—	12	37	51	—	—	3.9	4.2	43	97% / 3%
Covered bonds	—	100	—	—	—	—	—	0.7	0.8	4	9% / 91%
Municipal bonds	—	24	70	6	—	—	—	0.8	0.9	30	100% / 0%
Clipper tax-exempt bonds/other	—	18	63	14	5	—	—	1.5	1.6	16	18% / 82%
Total Portfolio	62%	15%	13%	5%	5%	—%	—%	$93.2	100.0%	$770	83% / 17%

Book Value	$57.9	$14.1	$12.0	$4.4	$4.2	$0.3	$0.4

(1) Portfolio amounts are expressed at book value; book value includes the amortized cost of transferred securities at the time they were transferred.
(2) At September 30, 2019, the after-tax unrealized MTM gain/(loss) includes after-tax unrealized gain on securities available-for-sale of $517 million, after-tax unrealized gain on securities held-to-maturity of $308 million and after-tax unrealized loss primarily related to securities previously transferred from available-for-sale to held-to-maturity of ($55) million.

(3) At September 30, 2019, fixed-to-floating rate securities had a book value of approximately $317 million or 0.34% of the total portfolio.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
INVESTMENT PORTFOLIO NON-U.S. INVESTMENTS

			Book Value
(Dollars in billions)	Book Value	Average Rating	Gov't/Agency(1)(2)	ABS FRMBS	ABS All Other	Corporate Bonds	Covered Bonds	Other
United Kingdom	$3.5	AA	$2.3	$0.5	$0.4	$0.2	$0.1	$—
Canada	2.6	AAA	2.4	—	—	0.2	—	—
Australia	2.8	AAA	0.9	1.2	—	0.2	0.1	0.4
Germany	2.6	AAA	1.9	—	0.6	0.1	—	—
France	1.9	AA	1.0	—	0.6	0.1	0.2	—
Spain	1.5	BBB	1.3	0.1	0.1	—	—	—
Netherlands	1.4	AAA	0.6	0.4	—	0.3	0.1	—
Japan	1.4	A	1.4	—	—	—	—	—
Austria	1.3	AA	1.3	—	—	—	—	—
Ireland	1.2	A	1.2	—	—	—	—	—
Italy	1.0	A	0.7	0.2	0.1	—	—	—
Belgium	0.9	AA	0.8	—	—	—	0.1	—
Hong Kong	0.7	AA	0.7	—	—	—	—	—
Finland	0.7	AA	0.7	—	—	—	—	—
Other	0.8	AA	0.5	—	—	0.2	0.1	—
Total Non-U.S. Investments(3)	$24.3		$17.7	$2.4	$1.8	$1.3	$0.7	$0.4
U.S. Investments	68.9
Total Portfolio	$93.2

(1) Sovereign debt is reflected in the government / agency column.
(2) As of September 30, 2019, the book value included $4.22 billion of supranational bonds.
(3) Country of collateral used except for corporates where country of issuer is used.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF NON-GAAP FINANCIAL INFORMATION
In addition to presenting State Street's financial results in conformity with U.S. generally accepted accounting principles, or GAAP, management also presents certain financial information on a basis that excludes or adjusts one or more items from GAAP. This latter basis is a non-GAAP presentation. In general, our non-GAAP financial results adjust selected GAAP-basis financial results to exclude the impact of revenue and expenses outside of State Street’s normal course of business or other notable items, such as acquisition and restructuring charges, repositioning charges, gains/losses on sales, as well as, for selected comparisons, seasonal items. For example, we sometimes present expenses on a basis we may refer to as "underlying expenses", which exclude notable items and, to provide additional perspective on both prior year quarter and sequential quarter comparisons, also exclude seasonal items and expenses related to our Charles River Development (CRD) acquisition (completed in October 2018). Management believes that this presentation of financial information facilitates an investor's further understanding and analysis of State Street's financial performance and trends with respect to State Street’s business operations from period-to-period, including providing additional insight into our underlying margin and profitability. In addition, Management may also provide additional non-GAAP measures. For example, we present capital ratios, calculated under regulatory standards scheduled to be effective in the future or other standards, that management uses in evaluating State Street’s business and activities and believes may similarly be useful to investors. Additionally, we may present revenue and expense measures on a constant currency basis to identify the significance of changes in foreign currency exchange rates (which often are variable) in period-to-period comparisons. This presentation represents the effects of applying prior period weighted average foreign currency exchange rates to current period results.

Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in conformity with GAAP.

	Quarters							% Change				Year-to-Date		% Change
(Dollars in millions)	1Q18	2Q18	3Q18	4Q18	1Q19	2Q19	3Q19	3Q19 vs. 3Q18		3Q19 vs. 2Q19		2018	2019	YTD 2019 vs. YTD 2018
Fee Revenue:
Total fee revenue, GAAP-basis(1)	$2,415	$2,395	$2,318	$2,326	$2,260	$2,260	$2,259	(2.5)%		—%		$7,128	$6,779	(4.9)%
Add: legal and related	—	—	—	8	—	—	—					—	—
Total fee revenue, excluding notable items	$2,415	$2,395	$2,318	$2,334	$2,260	$2,260	$2,259	(2.5)		—		$7,128	$6,779	(4.9)

Total Revenue:
Total revenue, GAAP-basis	$3,056	$3,063	$2,989	$3,023	$2,932	$2,873	$2,903	(2.9)%		1.0%		$9,108	$8,708	(4.4)%
Add: legal and related	—	—	—	8	—	—	—					—	—
Total revenue, excluding notable items	$3,056	$3,063	$2,989	$3,031	$2,932	$2,873	$2,903	(2.9)		1.0		$9,108	$8,708	(4.4)

Expenses:
Total expenses, GAAP-basis	$2,268	$2,170	$2,091	$2,486	$2,293	$2,154	$2,180	4.3%		1.2%		$6,529	$6,627	1.5%
Less: Notable expense items:
Acquisition and restructuring costs(2)	—	—	—	(24)	(9)	(12)	(27)					—	(48)
Repositioning charges(3)	—	(77)	—	(247)	—	—	—					(77)	—
Legal and related	—	—	—	(42)	(14)	—	(18)					—	(32)
Total expenses, excluding notable items	$2,268	$2,093	$2,091	$2,173	$2,270	$2,142	$2,135	2.1		(0.3)		$6,452	$6,547	1.5

Fee Operating Leverage, GAAP-Basis:
Total fee revenue, GAAP-basis(1)	$2,415	$2,395	$2,318	$2,326	$2,260	$2,260	$2,259	(2.5)%		—%		$7,128	$6,779	(4.9)%
Total expenses, GAAP-basis	2,268	2,170	2,091	2,486	2,293	2,154	2,180	4.3		1.2		6,529	6,627	1.5
Fee operating leverage, GAAP-basis								(680)	bps	(120)	bps			(640)	bps

Fee Operating Leverage, excluding notable items:
Total fee revenue, excluding notable items (as reconciled above)	$2,415	$2,395	$2,318	$2,334	$2,260	$2,260	$2,259	(2.5)%		—%		$7,128	$6,779	(4.9)%
Total expenses, excluding notable items (as reconciled above)	2,268	2,093	2,091	2,173	2,270	2,142	2,135	2.1		(0.3)		6,452	6,547	1.5
Fee operating leverage, excluding notable items								(460)	bps	30	bps			(640)	bps

Operating Leverage, GAAP-Basis:
Total revenue, GAAP-basis	$3,056	$3,063	$2,989	$3,023	$2,932	$2,873	$2,903	(2.9)%		1.0%		$9,108	$8,708	(4.4)%
Total expenses, GAAP-basis	2,268	2,170	2,091	2,486	2,293	2,154	2,180	4.3		1.2		6,529	6,627	1.5
Operating leverage, GAAP-basis								(720)	bps	(20)	bps			(590)	bps

Operating Leverage, excluding notable items:
Total revenue, excluding notable items (as reconciled above)	$3,056	$3,063	$2,989	$3,031	$2,932	$2,873	$2,903	(2.9)%		1.0%		$9,108	$8,708	(4.4)%
Total expenses, excluding notable items (as reconciled above)	2,268	2,093	2,091	2,173	2,270	2,142	2,135	2.1		(0.3)		6,452	6,547	1.5
Operating leverage, excluding notable items								(500)	bps	130	bps			(590)	bps

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF NON-GAAP FINANCIAL INFORMATION (Continued)

	Quarters							% Change				Year-to-Date		% Change
(Dollars in millions, except per Earnings per share, or where otherwise noted)	1Q18	2Q18	3Q18	4Q18	1Q19	2Q19	3Q19	3Q19 vs. 3Q18		3Q19 vs. 2Q19		2018	2019	YTD 2019 vs. YTD 2018
Net Income Available to Common Shareholders:
Net Income Available to Common Shareholders, GAAP-basis	$603	$697	$708	$396	$452	$537	$528	(25.4)%		(1.7)%		$2,008	$1,517	(24.5)%
Less: Notable items
Acquisition and restructuring costs(2)	—	—	—	24	9	12	27					—	48
Repositioning charges(3)	—	77	—	247	—	—	—					77	—
Legal and related	—	—	—	50	14	—	18					—	32
Tax impact of notable items	—	(16)	—	(73)	(2)	(3)	(12)					(16)	(17)
Net Income Available to Common Shareholders, excluding notable items	$603	$758	$708	$644	$473	$546	$561	(20.8)		2.7		$2,069	$1,580	(23.6)

Diluted Earnings per Share:
Diluted earnings per share, GAAP-basis	$1.62	$1.88	$1.87	$1.03	$1.18	$1.42	$1.42	(24.1)%		—%		$5.37	$4.03	(25.0)%
Less: Notable items
Acquisition and restructuring costs(2)	—	—	—	0.04	0.02	0.03	0.06					—	0.10
Repositioning charges(3)	—	0.16	—	0.48	—	—	—					0.16	—
Legal and related	—	—	—	0.12	0.04	—	0.03					—	0.07
Diluted earnings per share, excluding notable items	$1.62	$2.04	$1.87	$1.67	$1.24	$1.45	$1.51	(19.3)		4.1		$5.53	$4.20	(24.1)

Pre-tax Margin:
Pre-tax margin, GAAP-basis	25.8%	29.1%	29.9%	17.5%	21.7%	25.0%	24.8%	(510)	bps	(20)	bps	28.2%	23.8	(440)	bps
Less: Notable items
Acquisition and restructuring costs(2)	—	—	—	0.8	0.3	0.4	1.0					—	0.6
Repositioning charges(3)	—	2.5	—	8.2	—	—	—					0.9	—
Legal and related	—	—	—	1.7	0.4	—	0.6					—	0.3
Pre-tax margin, excluding notable items	25.8%	31.6%	29.9%	28.2%	22.4%	25.4%	26.4%	(350)	bps	100	bps	29.1%	24.7%	(440)	bps

(1) Approximately $15 million of swap costs in 1Q18 were reclassified from processing fees and other revenue within fee revenue to net interest income to conform to current presentation.
(2) Acquisition and restructuring costs of approximately $27 million, consisting of acquisition costs primarily related to CRD.
(3) Includes charges in 4Q18 that were previously disclosed as "Business exit: Channel Islands."

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATION OF PRE-TAX MARGIN EXCLUDING NOTABLE ITEMS

(Dollars in millions)	2015	2016	2017	2018
Total revenue:
Total revenue, GAAP-basis	$10,433	$10,291	$11,266	$12,131
Less: Gain on sale	(165)	(53)	(56)	—
Add: Impact of tax legislation	—	—	20	—
Add: Legal and related	—	43	—	8
Total revenue, excluding notable items	10,268	10,281	11,230	12,139

Provision for loan losses	12	10	2	15
Total Expenses:
Total expenses, GAAP-basis	8,050	8,077	8,269	9,015
Less:
Acquisition and restructuring costs	(25)	(209)	(266)	(24)
Legal and related	(432)	(56)	—	(42)
Repositioning charges(1)	(73)	11	—	(324)
Acceleration of deferred cash awards	—	(249)	—	—
Total expenses, excluding notable items	7,520	7,574	8,003	8,625
Income before income tax expense, excluding notable items	$2,736	$2,697	$3,225	$3,499

Income before income tax expense, GAAP-basis	$2,371	$2,204	$2,995	$3,101

Pre-tax margin, excluding notable items	26.6%	26.2%	28.7%	28.8%
Pre-tax margin, GAAP-basis	22.7	21.4	26.6	25.6

(1) Includes charges in 2015 and 2016 that were previously disclosed as "severance costs associated with staffing realignment" and charges in 2018 that were previously disclosed as "Business exit: Channel Islands."

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATION OF EXPENSES EXCLUDING NOTABLE ITEMS, SEASONAL ITEMS, CRD AND CRD RELATED EXPENSES

								% Change
(Dollars in millions)	1Q18	2Q18	3Q18	4Q18	1Q19	2Q19	3Q19	3Q19 vs 3Q18	3Q19 vs 2Q19	YTD 2018	YTD 2019	% Change
Total expenses:
Total expenses, GAAP basis	$2,268	$2,170	$2,091	$2,486	$2,293	$2,154	$2,180	4.3%	1.2%	$6,529	$6,627	1.5%
Less: Notable expense items:
Repositioning charges:
Compensation and employee benefits	—	(61)	—	(198)	—	—	—	—%	—%	(61)	—	(100.0)%
Occupancy	—	(16)	—	(25)	—	—	—	—%	—%	(16)	—	(100.0)
Repositioning charges	—	(77)	—	(223)	—	—	—	—%	—%	(77)	—	(100.0)
Acquisition and restructuring costs	—	—	—	(24)	(9)	(12)	(27)	nm	125.0%	—	(48)	nm
Legal and related	—	—	—	(42)	(14)	—	(18)	nm	nm	—	(32)	nm
Business exit: Channel Islands	—	—	—	(24)	—	—	—	—%	—%	—	—	—
Total expenses, excluding notable items	2,268	2,093	2,091	2,173	2,270	2,142	2,135	2.1%	(0.3)%	6,452	6,547	1.5
CRD expenses	—	—	—	(39)	(41)	(46)	(56)	nm	21.7%	—	(143)	nm
CRD related expenses: intangible asset amortization costs	—	—	—	(18)	(15)	(17)	(17)	nm	—%	—	(49)	nm
Total expenses, excluding notable items and CRD and CRD related expenses	2,268	2,093	2,091	2,116	2,214	2,079	2,062	(1.4)%	(0.8)%	6,452	6,355	(1.5)

Seasonal expenses	(148)	—	—	—	(137)	—	—	—%	—%	(148)	(137)	(7.4)
Total expenses, excluding notable items, seasonal items, CRD and CRD related expenses	$2,120	$2,093	$2,091	$2,116	$2,077	$2,079	$2,062	(1.4)%	(0.8)%	$6,304	$6,218	(1.4)

"nm" denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF CONSTANT CURRENCY FX IMPACTS
GAAP-Basis Quarter Comparison	Reported			Currency Translation Impact		Excluding Currency Impact		% Change Constant Currency
(Dollars in millions)	3Q18	2Q19	3Q19	3Q19 vs. 3Q18	3Q19 vs. 2Q19	3Q19 vs. 3Q18	3Q19 vs. 2Q19	3Q19 vs. 3Q18	3Q19 vs. 2Q19
Fee revenue:
Servicing fees	$1,333	$1,252	$1,272	$(21)	$(6)	$1,293	$1,278	(3.0)%	2.1%
Management fees	474	441	445	(5)	(2)	450	447	(5.1)	1.4
Foreign exchange trading services	288	273	284	(2)	(1)	286	285	(0.7)	4.4
Securities finance	128	126	116	—	—	116	116	(9.4)	(7.9)
Processing fees and other(1)	95	168	142	(1)	(1)	143	143	50.5	(14.9)
Total fee revenue	2,318	2,260	2,259	(29)	(10)	2,288	2,269	(1.3)	0.4
Net interest income(1)	672	613	644	(4)	(2)	648	646	(3.6)	5.4
Gains (losses) related to investment securities, net	(1)	—	—	—	—	—	—	nm	nm
Total revenue	$2,989	$2,873	$2,903	$(33)	$(12)	$2,936	$2,915	(1.8)	1.5

Expenses:
Compensation and employee benefits	$1,103	$1,084	$1,083	$(14)	$(9)	$1,097	$1,092	(0.5)	0.7
Information systems and communications	332	365	376	(2)	(1)	378	377	13.9	3.3
Transaction processing services	248	245	254	(2)	(1)	256	255	3.2	4.1
Occupancy	110	115	113	(1)	(1)	114	114	3.6	(0.9)
Acquisition and restructuring costs	—	12	27	—	—	27	27	100.0	125.0
Amortization of other intangible assets	47	59	59	(1)	—	60	59	27.7	—
Other	251	274	268	(3)	(1)	271	269	8.0	(1.8)
Total expenses	$2,091	$2,154	$2,180	$(23)	$(13)	$2,203	$2,193	5.4	1.8

GAAP-Basis YTD Comparison	Reported		Currency Translation Impact	Excluding Currency Impact	% Change Constant Currency
(Dollars in millions)	2018	2019	YTD 2019 vs. YTD 2018	2019	YTD 2019 vs. YTD 2018
Fee revenue:
Servicing fees	$4,135	$3,775	$(68)	$3,843	(7.1)%
Management fees	1,411	1,306	(18)	1,324	(6.2)
Foreign exchange trading services	907	837	(8)	845	(6.8)
Securities finance	423	360	(1)	361	(14.7)
Processing fees and other(1)	252	501	—	501	98.8
Total fee revenue	7,128	6,779	(95)	6,874	(3.6)
Net interest income(1)	1,974	1,930	(23)	1,953	(1.1)
Gains (losses) related to investment securities, net	6	(1)	—	(1)	(116.7)
Total revenue	$9,108	$8,708	$(118)	$8,826	(3.1)

Expenses:
Compensation and employee benefits	$3,477	$3,396	$(52)	$3,448	(0.8)
Information systems and communications	968	1,103	(6)	1,109	14.6
Transaction processing services	759	741	(8)	749	(1.3)
Occupancy	354	344	(11)	355	0.3
Acquisition and restructuring costs	—	48	—	48	—
Amortization of other intangible assets	145	178	(3)	181	24.8
Other	826	817	(12)	829	0.4
Total expenses	$6,529	$6,627	$(92)	$6,719	2.9
(1) Approximately $15 million of swap costs in 1Q18 were reclassified from processing fees and other revenue within fee revenue to net interest income to conform to current presentation.
"nm" denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATION OF TANGIBLE COMMON EQUITY RATIO

The tangible common equity, or TCE, ratio is a capital ratio that management believes provides context useful in understanding and assessing State Street's capital adequacy. The TCE ratio is calculated by dividing consolidated total common shareholders’ equity by consolidated total assets, after reducing both amounts by goodwill and other intangible assets net of related deferred taxes. Total assets reflected in the TCE ratio also exclude cash balances on deposit at the Federal Reserve Bank and other central banks in excess of required reserves. The TCE ratio is not required by GAAP or by banking regulations, but is a metric used by management to evaluate the adequacy of State Street’s capital levels. Since there is no authoritative requirement to calculate the TCE ratio, our TCE ratio is not necessarily comparable to similar capital measures disclosed or used by other companies in the financial services industry. Tangible common equity and adjusted tangible assets are non-GAAP financial measures and should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP or other applicable requirements. Reconciliations with respect to the calculation of the TCE ratios are provided within the Reconciliation of Tangible Common Equity Ratio within this package.

The following table presents the calculation of State Street's ratios of tangible common equity to total tangible assets.
		Quarters
(Dollars in millions)		1Q18	2Q18	3Q18	4Q18	1Q19	2Q19	3Q19
Consolidated total assets		$250,253	$248,276	$234,102	$244,596	$228,332	$241,540	$244,606
Less:
Goodwill		6,068	5,973	6,016	7,446	7,549	7,565	7,500
Other intangible assets		1,578	1,500	1,461	2,369	2,208	2,155	2,077
Cash balances held at central banks in excess of required reserves		62,901	64,640	51,707	62,867	44,294	52,847	57,330
Adjusted assets		179,706	176,163	174,918	171,914	174,281	178,973	177,699
Plus related deferred tax liabilities		477	465	461	464	464	464	462
Total tangible assets	A	$180,183	$176,628	$175,379	$172,378	$174,745	$179,437	$178,161
Consolidated total common shareholders' equity		$19,154	$19,325	$20,812	$21,047	$21,348	$21,764	$21,519
Less:
Goodwill		6,068	5,973	6,016	7,446	7,549	7,565	7,500
Other intangible assets		1,578	1,500	1,461	2,369	2,208	2,155	2,077
Adjusted equity		11,508	11,852	13,335	11,232	11,591	12,044	11,942
Plus related deferred tax liabilities		477	465	461	464	464	464	462
Total tangible common equity	B	$11,985	$12,317	$13,796	$11,696	$12,055	$12,508	$12,404
Tangible common equity ratio	B/A	6.7%	7.0%	7.9%	6.8%	6.9%	7.0%	7.0%

GAAP-basis:
Net income available to common shareholders		$603	$697	$708	$396	$452	$537	$528
Return on tangible common equity		20.1%	21.1%	19.4%	20.6%	15.0%	15.8%	16.3%

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
REGULATORY CAPITAL

	Quarters
	1Q18		2Q18		3Q18		4Q18		1Q19		2Q19		3Q19
(Dollars in millions)	Basel III Advanced Approaches(1)	Basel III Standardized Approach(2)	Basel III Advanced Approaches(1)	Basel III Standardized Approach(2)	Basel III Advanced Approaches(1)	Basel III Standardized Approach(2)	Basel III Advanced Approaches(1)	Basel III Standardized Approach(2)	Basel III Advanced Approaches(1)	Basel III Standardized Approach(2)	Basel III Advanced Approaches(1)	Basel III Standardized Approach(2)	Basel III Advanced Approaches(1)	Basel III Standardized Approach(2)
RATIOS:
Common equity tier 1 capital	12.1%	10.8%	12.4%	11.3%	14.1%	13.0%	12.1%	11.7%	12.1%	11.5%	12.3%	11.5%	12.2%	11.3%
Tier 1 capital	15.4	13.7	15.7	14.3	17.9	16.4	16.0	15.5	15.9	15.0	15.9	14.9	15.9	14.7
Total capital	16.4	14.6	16.4	15.1	18.7	17.2	16.9	16.3	16.7	15.9	16.6	15.5	16.5	15.3
Tier 1 leverage	6.9	6.9	7.1	7.1	8.1	8.1	7.2	7.2	7.4	7.4	7.6	7.6	7.4	7.4

Supporting Calculations:
Common equity tier 1 capital	$11,950	$11,950	$12,223	$12,223	$13,703	$13,703	$11,580	$11,580	$11,899	$11,899	$12,367	$12,367	$12,229	$12,229
Total risk-weighted assets	98,512	110,477	98,502	107,740	97,367	105,770	95,315	98,820	98,023	103,643	100,699	107,972	100,426	108,590
Common equity tier 1 risk-based capital ratio	12.1%	10.8%	12.4%	11.3%	14.1%	13.0%	12.1%	11.7%	12.1%	11.5%	12.3%	11.5%	12.2%	11.3%

Tier 1 capital	$15,146	$15,146	$15,419	$15,419	$17,393	$17,393	$15,270	$15,270	$15,589	$15,589	$16,058	$16,058	$15,919	$15,919
Total risk-weighted assets	98,512	110,477	98,502	107,740	97,367	105,770	95,315	98,820	98,023	103,643	100,699	107,972	100,426	108,590
Tier 1 risk-based capital ratio	15.4%	13.7%	15.7%	14.3%	17.9%	16.4%	16.0%	15.5%	15.9%	15.0%	15.9%	14.9%	15.9%	14.7%

Total capital	$16,107	$16,179	$16,184	$16,257	$18,159	$18,228	$16,062	$16,131	$16,386	$16,460	$16,672	$16,748	$16,529	$16,612
Total risk-weighted assets	98,512	110,477	98,502	107,740	97,367	105,770	95,315	98,820	98,023	103,643	100,699	107,972	100,426	108,590
Total risk-based capital ratio	16.4%	14.6%	16.4%	15.1%	18.7%	17.2%	16.9%	16.3%	16.7%	15.9%	16.6%	15.5%	16.5%	15.3%

Tier 1 capital	$15,146	$15,146	$15,419	$15,419	$17,393	$17,393	$15,270	$15,270	$15,589	$15,589	$16,058	$16,058	$15,919	$15,919
Adjusted quarterly average assets	219,582	219,582	216,896	216,896	214,103	214,103	211,924	211,924	210,099	210,099	212,127	212,127	213,997	213,997
Tier 1 leverage ratio	6.9%	6.9%	7.1%	7.1%	8.1%	8.1%	7.2%	7.2%	7.4%	7.4%	7.6%	7.6%	7.4%	7.4%
(1) CET1, tier 1 capital, total capital and tier 1 leverage ratios for each period above were calculated in conformity with the advanced approaches provisions of the Basel III final rule.
(2) CET1, tier 1 capital, total capital and tier 1 leverage ratios for each period above were calculated in conformity with the standardized approach provisions of the Basel III final rule.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF SUPPLEMENTARY LEVERAGE RATIOS

In 2014, U.S. banking regulators issued final rules implementing a supplementary leverage ratio, or SLR, for certain bank holding companies, like State Street, and their insured depository institution subsidiaries, like State Street Bank. We refer to these final rules as the SLR final rule. Under the SLR final rule, which was implemented as of January 1, 2018, (i) State Street Bank must maintain an SLR of at least 6% to be well capitalized under the U.S. banking regulators’ Prompt Corrective Action framework and (ii) if State Street maintains an SLR of at least 5%, it is not subject to limitations on distribution and discretionary bonus payments under the SLR final rule. Beginning with reporting for March 31, 2015, State Street was required to include SLR disclosures with its other Basel disclosures.

The following tables reconcile our estimated pro forma fully-phased in SLR ratios in conformity with the SLR final rule, as described, to our SLR ratios calculated in conformity with applicable regulatory requirements as of the dates indicated.

		State Street Corporation	State Street Bank
As of September 30, 2019 (Dollars in millions)		Fully Phased-In SLR	Fully Phased-In SLR
Tier 1 Capital	A	$15,919	$17,466
On-and off-balance sheet leverage exposure		251,331	247,556
Less: regulatory deductions		(9,276)	(8,845)
Total assets for SLR	B	242,055	238,711
Supplementary Leverage Ratio	A/B	6.6%	7.3%

		State Street Corporation	State Street Bank
As of June 30, 2019 (Dollars in millions)		Fully Phased-In SLR	Fully Phased-In SLR
Tier 1 Capital	A	$16,058	$17,611
On-and off-balance sheet leverage exposure		248,690	245,118
Less: regulatory deductions		(9,387)	(8,980)
Total assets for SLR	B	239,303	236,138
Supplementary Leverage Ratio	A/B	6.7%	7.5%

		State Street Corporation	State Street Bank
As of March 31, 2019 (Dollars in millions)		Fully Phased-In SLR	Fully Phased-In SLR
Tier 1 Capital	C	$15,589	$17,196
On-and off-balance sheet leverage exposure		245,449	242,506
Less: regulatory deductions		(9,461)	(9,017)
Total assets for SLR	D	235,988	233,489
Supplementary Leverage Ratio	C/D	6.6%	7.4%

		State Street Corporation	State Street Bank
As of December 31, 2018 (Dollars in millions)		Fully Phased-In SLR	Fully Phased-In SLR
Tier 1 Capital	E	$15,270	$16,941
On-and off-balance sheet leverage exposure		250,629	247,770
Less: regulatory deductions		(9,426)	(8,989)
Total assets for SLR	F	241,203	238,781
Supplementary Leverage Ratio	E/F	6.3%	7.1%

		State Street Corporation	State Street Bank
As of September 30, 2018 (Dollars in millions)		Fully Phased-In SLR	Fully Phased-In SLR
Tier 1 Capital	G	$17,393	$19,012
On-and off-balance sheet leverage exposure		253,821	250,764
Less: regulatory deductions		(7,210)	(6,769)
Total assets for SLR	H	246,611	243,995
Supplementary Leverage Ratio	G/H	7.1%	7.8%

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF SUPPLEMENTARY LEVERAGE RATIOS (Continued)

		State Street Corporation	State Street Bank
As of June 30, 2018 (Dollars in millions)		Fully Phased-In SLR	Fully Phased-In SLR
Tier 1 Capital	I	$15,419	$16,795
On-and off-balance sheet leverage exposure		257,354	254,588
Less: regulatory deductions		(7,194)	(6,755)
Total assets for SLR	J	250,160	247,833
Supplementary Leverage Ratio	I/J	6.2%	6.8%

		State Street Corporation	State Street Bank
As of March 31, 2018 (Dollars in millions)		Fully Phased-In SLR	Fully Phased-In SLR
Tier 1 Capital	K	$15,146	$16,296
On-and off-balance sheet leverage exposure		259,650	256,593
Less: regulatory deductions		(7,288)	(6,860)
Total assets for SLR	L	252,362	249,733
Supplementary Leverage Ratio	K/L	6.0%	6.5%